Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
ASSETS
Held to maturity securities, fair value	$ 7,580	$ 10,695
SHAREHOLDERS' EQUITY:
Capital stock, par value (in dollars per share)	$ 1	$ 1
Capital stock, shares authorized (in shares)	30,000,000	30,000,000
Capital stock, shares issued (in shares)	20,058,142	20,045,684
Capital stock, shares outstanding (in shares)	19,024,433	19,219,989
Treasury stock, at cost (in shares)	1,033,709	825,695